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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2003

                               -------------------

                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       000-33267               43-1723043
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


                      717 NORTH HARWOOD STREET, SUITE 1500
                               DALLAS, TEXAS 75201
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

        99.1     Press release dated August 4, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2003, Odyssey HealthCare, Inc. (together with its subsidiaries, the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the quarterly consolidated financial results of the Company for the second quarter and the six months ended June 30, 2003, and updating the Company's earnings guidance for the year ending December 31, 2003.

LIMITATION ON INCORPORATION BY REFERENCE

In accordance with general instruction B.6 of Form 8-K, the information in this report furnished pursuant to Item 12 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ODYSSEY HEALTHCARE, INC.



Date:  August 4, 2003                         By: /s/ RICHARD R. BURNHAM
                                                  ------------------------------
                                                  Richard R. Burnham
                                                  Chief Executive Officer
                                                  and Chairman of the Board

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1            Press release dated August 4, 2003.